Exhibit 32.1

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 of Everest Reinsurance Holdings, Inc., a corporation organized under the laws of Delaware (the “Company”), filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. ss. 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 10, 2021

/S/ JUAN C. ANDRADE
Juan C. Andrade
Chairman, President and
Chief Executive Officer

/S/ MARK KOCIANCIC
Mark Kociancic
Executive Vice President and
Chief Financial Officer